                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.6

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                      $  349,148.74
      Available Funds:
           Contract Payments due and received in this period                                                   4,088,211.15
           Contract Payments due in prior period(s) and received in this period                                  176,393.03
           Contract Payments received in this period for next period                                             412,558.20
           Sales, Use and Property Tax payments received                                                         144,534.36
           Prepayment Amounts related to early termination in this period                                      1,739,115.04
           Servicer Advance                                                                                    1,785,759.09
           Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
           Transfer from Reserve Account                                                                          10,001.90
           Interest earned on Collection Account                                                                   4,733.64
           Interest earned on SPG Account                                                                          1,020.24
           Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                                                    0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                             0.00
           Amounts paid under insurance policies                                                                       0.00
           Maintenance, Late Charges and any other amounts                                                             0.00

                                                                                                              -------------
      Total Available Funds                                                                                    8,711,475.39
      Less: Amounts to be Retained in Collection Account                                                         611,708.15
                                                                                                              -------------
      AMOUNT TO BE DISTRIBUTED                                                                                 8,099,767.24
                                                                                                              =============

      DISTRIBUTION OF FUNDS:
           1. To Trustee - Fees (paid from Servicers Fees, see section X.)                                             0.00
           2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         374,472.67
           3. To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)
                  a) Class A1 Principal and Interest                                                                   0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                               0.00
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                       6,852,116.64
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                         517,178.81
                  a) Class A5 Principal (distributed after A4 Note matures) and Interest                               0.00
                  b) Class B Principal and Interest                                                               11,083.07
                  c) Class C Principal and Interest                                                               23,495.48
                  d) Class D Principal and Interest                                                               16,876.77
                  e) Class E Principal and Interest                                                               34,095.60

           4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
           5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       0.00
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      0.00
                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                      Event in effect)                                                                                 0.00
           6. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and
               any other amounts                                                                                 150,288.24
           7. To Servicer, Servicing Fee and other Servicing Compensations                                       120,159.97
                                                                                                              -------------
      TOTAL FUNDS DISTRIBUTED                                                                                  8,099,767.24
                                                                                                              =============
                                                                                                              -------------
      End of Period Collection Account Balance (Includes Payments in Advance & Restricting
       Event Funds (if any))                                                                                     611,708.15
                                                                                                              =============

II. RESERVE ACCOUNTS

Beginning Balance                                                                                 200,000.00           0.00
      - Add Investment Earnings                                                                       137.97       9,863.93
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
      - Less Distribution to Certificate Account                                                      137.97       9,863.93
                                                                                                  ----------  -------------
End of period balance                                                                             200,000.00           0.00
                                                                                                  ==========  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                        200,000.00   6,443,748.69
                                                                                                  ==========  =============

                          DVI RECEIVABLES XIV, 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                           139,190,933.53
                     Pool B                                            33,071,821.65
                                                                      --------------
                                                                                                          172,262,755.18
Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         500,678.92
Class A Monthly Interest - Pool B                                         127,133.59

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      3,676,396.28
Class A Monthly Principal - Pool B                                      3,065,086.65
                                                                      --------------
                                                                                                            6,741,482.93
Ending Principal Balance of the Class A Notes
                    Pool A                                            135,514,537.25
                    Pool B                                             30,006,735.00
                                                                      --------------
                                                                                                          --------------
                                                                                                          165,521,272.25
                                                                                                          ==============
IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                    0.00
                    Class A2                                                    0.00
                    Class A3                                           37,726,755.18
                    Class A4                                          134,536,000.00
                    Class A5                                                    0.00
                                                                      --------------
Class A Monthly Interest                                                                                  172,262,755.18
        Class A1 (Actual Number Days/360)                                       0.00
                    Class A2                                                    0.00
                    Class A3                                              110,633.71
                    Class A4                                              517,178.81
                    Class A5                                                    0.00
                                                                      --------------
Class A Monthly Principal
                    Class A1                                                    0.00
                    Class A2                                                    0.00
                    Class A3                                            6,741,482.93
                    Class A4                                                    0.00
                    Class A5                                                    0.00
                                                                      --------------
                                                                                                            6,741,482.93
Ending Principal Balance of the Class A Notes
                    Class A1                                                    0.00
                    Class A2                                                    0.00
                    Class A3                                           30,985,272.25
                    Class A4                                          134,536,000.00
                    Class A5                                                    0.00
                                                                      --------------
                                                                                                          --------------
                                                                                                          165,521,272.25
                                                                                                          ==============
Class A5

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                      Pool A                          2,560,253.03
                                      Pool B                            637,556.16
                                                                      ------------
                                                                                                            3,197,809.19
           Class B Overdue Interest, if any                                   0.00
           Class B Monthly Interest - Pool A                              8,873.41
           Class B Monthly Interest - Pool B                              2,209.66

           Class B Overdue Principal, if any                                  0.00
           Class B Monthly Principal - Pool A                                 0.00
           Class B Monthly Principal - Pool B                                 0.00
                                                                      ------------
                                                                                                                    0.00
           Ending Principal Balance of the Class B Notes
                                       Pool A                         2,560,253.03
                                       Pool B                           637,556.16
                                                                      ------------
                                                                                                          --------------
                                                                                                            3,197,809.19
                                                                                                          ==============
VI. CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                       Pool A                         5,124,481.62
                                       Pool B                         1,276,102.36
                                                                      ------------
                                                                                                            6,400,583.98
           Class C Overdue Interest, if any                                   0.00
           Class C Monthly Interest - Pool A                             18,811.12
           Class C Monthly Interest - Pool B                              4,684.36

           Class C Overdue Principal, if any                                  0.00
           Class C Monthly Principal - Pool A                                 0.00
           Class C Monthly Principal - Pool B                                 0.00
                                                                      ------------
                                                                                                                    0.00
           Ending Principal Balance of the Class C Notes
                                       Pool A                         5,124,481.62
                                       Pool B                         1,276,102.36
                                                                      ------------
                                                                                                          --------------
                                                                                                            6,400,583.98
                                                                                                          ==============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                        Pool A                        3,414,995.93
                                        Pool B                          850,404.90
                                                                      ------------
                                                                                                            4,265,400.83
         Class D Overdue Interest, if any                                     0.00
         Class D Monthly Interest - Pool A                               13,512.00
         Class D Monthly Interest - Pool B                                3,364.77

         Class D Overdue Principal, if any                                    0.00
         Class D Monthly Principal - Pool A                                   0.00
         Class D Monthly Principal - Pool B                                   0.00
                                                                      ------------
                                                                                                                    0.00
         Ending Principal Balance of the Class D Notes
                                        Pool A                        3,414,995.93
                                        Pool B                          850,404.90
                                                                      ------------
                                                                                                            ------------
                                                                                                            4,265,400.83
                                                                                                            ============

VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                                        Pool A                        4,269,738.77
                                        Pool B                        1,063,253.62
                                                                      ------------
                                                                                                            5,332,992.39

         Class E Overdue Interest, if any                                     0.00
         Class E Monthly Interest - Pool A                               27,297.86
         Class E Monthly Interest - Pool B                                6,797.73

         Class E Overdue Principal, if any                                    0.00
         Class E Monthly Principal - Pool A                                   0.00
         Class E Monthly Principal - Pool B                                   0.00
                                                                      ------------
                                                                                                                    0.00
         Ending Principal Balance of the Class E Notes
                                        Pool A                        4,269,738.77
                                        Pool B                        1,063,253.62
                                                                      ------------
                                                                                                            ------------
                                                                                                            5,332,992.39
                                                                                                            ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                        5,123,386.84
                                          Pool B                                        1,275,829.73
                                                                                        ------------
                                                                                                        6,399,216.57
           Residual Interest - Pool A                                                           0.00
           Residual Interest - Pool B                                                           0.00

           Residual Principal - Pool A                                                          0.00
           Residual Principal - Pool B                                                          0.00            0.00

           Ending Residual Principal Balance

                                          Pool A                                        5,123,386.84    ------------
                                          Pool B                                        1,275,829.73    6,399,216.57
                                                                                        ------------    ============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              120,159.97
            - Collection period Trustee Fee                                                                (5,444.27)
            - Servicer Advances reimbursement                                                             374,472.67
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             150,288.24
                                                                                                        ------------
           Total amounts due to Servicer                                                                  639,476.61
                                                                                                        ============

                          DVI RECEIVABLES XIV, 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 155,777,901.09

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                4,405,234.04

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
           ending of the related Collection Period                                                                    151,372,667.05
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          3,967,905.99

            - Principal portion of Prepayment Amounts                                                   97,043.72

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                              340,284.33

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                            Total Decline in Aggregate Discounted Contract Balance   4,405,234.04
                                                                                                     ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  36,478,043.50

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                3,672,733.57

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
           ending of the related Collection Period                                                                     32,805,309.93
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          1,185,912.67

            - Principal portion of Prepayment Amounts                                                1,642,071.32

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                              844,749.58

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                            Total Decline in Aggregate Discounted Contract Balance   3,672,733.57
                                                                                                     ============
                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     184,177,976.98
                                                                                                                      ==============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

          POOL A

                              Discounted                                              Discounted
         Lease #            Present Value                               Lease #      Present Value
----------------------      -------------                           -------------    --------------
 #* 2636-001 (08/03)         2,203,091.85
 #* 2008046-001 (08/03)        121,650.51
 #* 1026-005 (10/03)         3,649,027.00
 #* 2140-502 (10/03)         1,536,674.82
 #* 2636-002 (10/03)           666,215.60
 #* 2705-201 (10/03)            30,456.64
 #* 2705-202 (10/03)            14,348.20
 #* 2705-203 (10/03)           128,772.75
 #* 2705-204 (10/03)            28,696.45
 #* 2705-205 (10/03)           141,333.07
 #* 2858-003 (11/03)           118,771.43
 #* 2009234-001 (11/03)         16,566.48
 #* 3145-001 (12/03)           135,290.57
 #* 2007941-001 (12/03)         26,436.06
 #* 2009680-001 (12/03)        130,996.82
 #* 2010454-001 (12/03)         47,560.88
                                                                    -------------
                                             Totals:                $8,995,889.13

          POOL B

                              Discounted                                                Discounted
         Lease #            Present Value                               Lease #       Present Value
-----------------------     -------------                           -------------    ---------------
 #* 2008808-001 (09/03)         61,670.06
 #* 2922-002 (11/03)         2,142,219.52
 #* 2005847-002 (11/03)         17,614.22
 #* 2008725-001 (11/03)         14,309.36
 #* 2975-001 (12/03)           830,458.83
 #* 2006511-001 (12/03)         10,541.56
 #* 2007887-002 (12/03)          3,749.19
                                                                    -------------
                                             Totals:                $3,080,562.74

    a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                       $ 12,076,451.87
    b) ADCB AT  CLOSING DATE                                                         $429,583,246.18
    c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                             2.81%

  * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

 ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
    NONRECOVERABLE ADVANCE

  # NONRECOVERABLE

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

        POOL A

                          Repurchases                            $ 10,168,631.85

                          Substitutions                          $  6,250,273.37

        POOL B

                          Repurchases                            $    689,848.09

                          Substitutions                          $             -
                                                                 ---------------
        TOTAL                                                    $ 17,108,753.31

          a) DISCOUNTED CONTRACT BALANCES OF ALL
               DELINQUENT CONTRACTS REPURCHASED                  $ 17,108,753.31
          b) ADCB AT CLOSING DATE                                 429,583,246.18
          c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                  3.98%

        * ANY DELINQUENT CONTRACT
          THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A

                                                                                Predecessor
                                               Discounted      Predecessor      Discounted
  Lease #      Lessee Name                   Present Value       Lease #       Present Value
----------   ---------------                 -------------    -------------   ---------------
  3092-701                                   $1,285,497.56    3083-701        $    619,156.09
  1026-005                                   $3,940,729.70    2706-201        $     81,139.77
  3729-001                                   $1,587,776.40    2706-203        $    173,283.13
  3729-002                                   $  274,210.76    2706-204        $     69,644.93
             CASH                            $  134,588.62    2706-205        $    564,127.48
                                                              2706-206        $    150,000.35
                                                              2706-208        $    272,302.96
                                                              2706-209        $    445,577.17
                                                              2706-210        $     51,850.10
                                                              2714-201        $    647,026.56
                                                              2714-202        $    561,533.95
                                                              3020-001        $  2,920,819.08
  2140-502   THE HIT FACTORY                                  2046-203        $    390,131.10
             OF FLORIDA                      $1,662,459.55    2716-201        $  1,047,478.02
             CASH                            $   45,960.10    2716-202        $    270,810.53
                                             -------------                    ---------------
                                Totals:      $8,931,222.69                    $  8,264,881.22

 a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                     $  8,264,881.22
 b) ADCB OF POOL A AT CLOSING DATE                                            $323,844,130.83
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                        2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor
       Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute
       Receivables                                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement
          Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                         YES      NO  X
                                                                 ___     ___


   POOL B

                                                                                Predecessor
                                            Discounted         Predecessor      Discounted
  Lease #      Lessee Name                 Present Value         Lease #      Present Value
----------   ---------------             -----------------    -------------   --------------
             NONE

                                         -----------------                    ---------------
                               Totals:               $0.00                    $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                      $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                             $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
     RATING AGENCY APPROVES)                                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor
       Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute
       Receivables                                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement
         Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                         YES      NO  X
                                                                  ___     ___

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                      Predecessor
                                        Discounted     Predecessor     Discounted
  Lease #      Lessee Name             Present Value     Lease #     Present Value
----------------------------------------------------   -----------   ---------------
  3694-002                             $3,261,116.93   2771-001         3,215,821.21
  3718-002                             $  758,012.82   2973-003           180,086.79
  3718-003                             $2,385,619.17   3042-701           496,910.77
                                                       3042-702           496,545.09
                                                       3042-703           568,430.94
                                                       2696-001           229,571.22
                                                       1789-003           245,541.19
                                                       2973-001           545,805.09
                                                       2003385-004        228,502.25
                                                       2008553-001         27,358.62
                                                       2009504-003         15,700.20
                                       -------------                 ---------------
                             Totals:   $6,404,748.92                    6,250,273.37

     a) DISCOUNTED CONTRACT BALANCES OF ALL
                NON-PERFORMING CONTRACTS                                6,250,273.37
     b) ADCB OF POOL A AT CLOSING DATE                               $323,844,130.83
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                           1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of
       Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of
        Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement
         Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                   YES      NO  X
                                                            ___     ___


     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                      Predecessor
                                        Discounted     Predecessor     Discounted
  Lease #     Lessee Name              Present Value      Lease #    Present Value
----------   -------------             -------------   -----------   ---------------
             NONE

                                       -------------                 ---------------
                             Totals:           $0.00                 $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                SUBSTITUTED                                          $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                             $105,739,115.35
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                         0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of
      Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of
       Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement
        Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
     COLLECTION PERIOD                                   YES      NO  X
                                                             ___     ___

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING
                                                                             CONTRACTS
        This Month                                        38,106,889.87   This Month            184,177,976.98
        1 Month Prior                                     29,984,060.22   1 Month Prior         192,255,944.59
        2 Months Prior                                    10,779,766.79   2 Months Prior        199,856,953.00

        Total                                             78,870,716.88   Total                 576,290,874.57

        a) 3 MONTH AVERAGE                                26,290,238.96   b) 3 MONTH AVERAGE    192,096,958.19

        c) a/b                                                    13.69%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                 Yes X        No
                                                                                                                    ____        ____
3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                                    Yes X        No
                                                                                                                    ____        ____
        B. An Indenture Event of Default has occurred
           and is then continuing?                                                                               Yes          No
                                                                                                                    ____        ____
4.      Has a Servicer Event of Default occurred?                                                                Yes          No
                                                                                                                    ____        ____
5.      Amortization Event Check

        A. Is 1c > 8% ?                                                                                          Yes X        No
                                                                                                                    ____        ____
        B. Bankruptcy, insolvency, reorganization;
           default/violation of any covenant or obligation
           not remedied within 90 days?
                                                                                                                 Yes          No
                                                                                                                    ____        ____
        C. As of any Determination date, the sum of all
           defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                                           Yes          No X
                                                                                                                    ____        ____

6.      Aggregate Discounted Contract Balance at Closing Date                   Balance        $429,583,246,18
                                                                                               ---------------
        Aggregate Discounted Contract Balances  (A.D.C.B.) of contracts listed as more than:
                                                                                                    TOTAL        % of Total
                                                                                 A.D.C.B.          A.D.C.B.        A.D.C.B.
                                                                               -------------    --------------   -----------
        30 Days Overdue                                                        26,966,163.80    184,177,976.98       14.641%
        60 Days Overdue                                                         7,737,638.15    184,177,976.98        4.201%
        90 Days Overdue                                                        10,732,252.43    184,177,976.98        5.827%
        120 Days Overdue                                                       20,513,174.51    184,177,976.98       11.138%
        150 Days Overdue                                                        6,861,462.93    184,177,976.98        3.725%
        180 Days Overdue                                                                0.00    184,177,976.98        0.000%
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